Exhibit 99.1

FOOD FOR PEOPLE WHO GIVE A CROP INVESTOR PRESENTATION DECEMBER 2021

Forward Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” “trend,” “accelerate,” “continues,” “opportunities,” “strategy”, “expansion”, “evolution”, “guidance”, “next” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tattooed Chef's control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include : uncertainty surrounding the ultimate success of Tattooed Chef’s e - commerce platform ; the need to prove Tattooed Chef’s ability to build brand awareness and continue to launch innovative products ; continued acceptance of Tattooed Chef branded products by new retail customers ; Tattooed Chef’s ability to increase in - store count and points of distribution ; the outcome of any legal proceedings that may be instituted against Tattooed Chef ; competition and the ability of the business to grow and manage growth profitably ; anticipated but unpredictable increased costs associated with our transition to a public company ; and other risks and uncertainties indicated from time to time in our annual report on Form 10 - K for the year ended December 31 , 2020 filed with the Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other factors identified in past and future filings with the SEC, available at www . sec . gov . Some of these risks and uncertainties may be amplified by the COVID - 19 outbreak . Tattooed Chef undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Non - GAAP Measures Tattooed Chef seeks to achieve profitable, long term growth by monitoring and analyzing key operating metrics, including Adjusted EBITDA . Tattooed Chef defines EBITDA as net income before interest, taxes, and depreciation . Adjusted EBITDA further adjusts EBITDA by adding back non - cash compensation expenses, non - recurring expenses, and other non - operational charges . Tattooed Chef’s management uses this non - GAAP financial metric and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes this non - GAAP financial metric is useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . Adjusted EBITDA is not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . Tattooed Chef’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . Please see “Adjusted EBITDA Reconciliation” at the end of this presentation . DISCLAIMER 2

SARAH GALLETTI THE TATTOOED CHEF & CHIEF CREATIVE OFFICER SAM GALLETTI CEO & PRESIDENT MATT WILLIAMS CHIEF GROWTH OFFICER 3 STEPHANIE DIECKMANN CHIEF FINANCIAL OFFICER & CHIEF OPERATING OFFICER • Sam has 35 years of experience in the food industry having served in both operational and investor roles within seafood, breaded vegetables, salsas and dips, grilled chicken, and organic foods companies • Joined Tattooed Chef July 2020 • Over 25 years experience in CPG including roles at Dean Foods, Coca Cola and PepsiCo • Creator of the “Tattooed Chef” • Joined company in 2014 and spearheaded shift to plant based • Former chef in Italy • Joined Tattooed Chef in 2017 • Over 12 years of experience in the food industry • Former CFO of APPA Fine Foods LEADERSHIP TEAM

A DIVERSIFIED LEADER IN PLANT BASED FOOD INNOVATIVE DIVERSE PRODUCT PORTFOLIO SPANS MULTIPLE CATEGORIES EXCEPTIONAL GROWTH ACCESSIBLE & INVITING ETHICALLY & RESPONSIBLY SOURCED CLEAN LABEL 1 2 3 5 VERTICALLY INTEGRATED 4 Provides delicious plant based options, using sustainably sourced ingredients, and thoughtfully creating food that offers convenience without sacrificing quality, nutritional value, or freshness. INTRODUCTION 4

Tattooed Chef (Branded) 64% Private Label 35% Other 1% PRODUCT BREAKDOWN Q3 YTD 2021 REVENUE Q3 YTD 2021 TATTOOED CHEF AT A GLANCE REVENUE Q3 YTD 2021 PRODUCTION FACILITIES SKUS CORE PRODUCT CATEGORIES $162M 5 5 73 EXPECTED TOTAL GLOBAL PLANT BASED RETAIL MARKET SIZE BY 2030 1 $162B 1 Bloomberg Intelligence, OECD FAO Agricultural Outlook 2021 - 2030, GFI 2020 State of the Industry Report BRANDED STORE COUNT BY THE END OF FY21 14,000+ 5 Vegetables 52.9% Smoothies 23.1% Entrées 12.7% Pizza 10.2% Other 0.8% Breakfast 0.2%

ITALIAN GROWN; LOS ANGELES MADE We do Farm - to - Table our own way. We care so much about the ingredients that we grow them ourselves, and we stay with them every step of the way! CHEF - CREATED Who says plant based has to be boring? Constantly innovating to keep plant - based eating a fresh, fun, delicious experience. ACCESSIBLE No longer only for the 1% -- Created and distributed to make plant based accessible and enjoyable for everyone. FOR EVERY LIFESTYLE Being busy doesn’t mean you can’t eat well! All of our products are designed to keep you plant - powered, without the prep. LET’S REVOLUTIONIZE PLANT BASED EATING BY THOUGHTFULLY CREATING FOOD THAT FEELS GOOD! AN INNOVATIVE BRAND BUILT ON PURPOSE 6

2 9 21 38 73 2017 2018 2019 2020 2021 TATTOOED CHEF BRANDED SKUS ANNUAL PRODUCT INNOVATION White Pizza Smoothie Bowls Value - Added Bagged Vegetables Entrée Bowls Meat and Dairy Alternatives Multi - Serve Meals Pasta Alternatives Vegan Pizzas Breakfast Bowls Entrée Bowls Value - Added Bagged Vegetables Value - Added Bagged Vegetables Cauliflower Burgers Entrée Bowls Acai Bowl Cauliflower Crust Pizza Spiralized Vegetables Mexican Street Corn 7 73

TATTOOED CHEF HAS A BROAD, ON - TREND PRODUCT PORTFOLIO FOR EVERY RETAILER ENTREES BREAKFAST SMOOTHIES VEGETABLES PIZZA GREAT TASTING & PLANT BASED OPTIONS FOR EVERY MEAL 8

VERTICALLY INTEGRATED OPERATIONS CREATE STRATEGIC ADVANTAGE • Vertical Integration: Control of ingredients and prioritization of product • Proactive: Ability to go from innovation to market in as little as 3 months • Experience: Manufacturing, distribution, supply chain • Between five 1 manufacturing facilities, capacity available to achieve $600+ million in revenue 9 1 Includes Belmont Confections; transaction expected to close in December 2021 WE INNOVATE

10 TATTOOED CHEF HAS SIGNIFICANT OPPORTUNITY FOR GROWTH TODAY IN AISLE WHITE SPACE NEW AISLES NEW CHANNELS FROZEN AISLE 200+ SKUS NEW PLATFORMS PRODUCT EXPANSION GROCERY AISLE REFRIGERATED FOOD SERVICE COLLEGES & UNIVERSITIES CONVENIENCE STORES DRUG & DOLLAR INTERNATIONAL LICENSING

Frozen Breakfast Foods $4.3 Frozen Entrees $23.4 Frozen Fruits & Vegetables $7.5 Frozen Plant Based Meat Alternatives $0.8 Frozen Juices & Beverages $0.2 Frozen Meat Poultry & Seafood $5.9 Frozen Desserts $15.2 Frozen Appetizers & Snacks $6.6 MASSIVE OPPORTUNITY TO DISRUPT THE $63BN U.S. FROZEN FOOD CATEGORY 1 • The growth in the frozen food category has been primarily driven by the recent product innovation as a response to the growing demand for great tasting, clean label and convenient options • The overall frozen food category outpaced the general center of store food categories 1 • Millennials and Gen Z are driving growth in the frozen foods section due to convenience, frozen fresh and plant based foods • The number of consumers who say convenience had a significant impact on their food purchase decision has grown from 49% in 2017 to 57% in 2019 2 • Longer term opportunity to penetrate the $380 billion global frozen food market 3 Tattooed Chef’s Current Opportunity: $43bn (1) SPINS; MULO; 52 - Week Retail Sales Dollars – Period ended 10/31/21 (2) 2019 Food & Health Survey. International Food Information Council 2019. (3) Grand View Research 11

PLANT BASED FOODS ARE EXPECTED TO REACH $162 BILLION BY 2030 $29.4 $35.6 $44.2 $52.2 $64.7 $77.8 $94.2 $108.6 $123.4 $139.0 $161.9 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Source: Bloomberg Intelligence, OECD FAO Agricultural Outlook 2021 - 2030, GFI 2020 State of the Industry Report 12 TOTAL GLOBAL PLANT BASED RETAIL MARKET SIZE $ in billions

OPPORTUNITY TO CAPTURE MARKET SHARE ACROSS MULTIPLE CATEGORIES FROZEN BREAKFAST $4.3B +9.9% YoY Growth FROZEN ENTREES & PIZZA $23.4B +3.0% YoY Growth FROZEN FRUITS & VEGETABLES $7.5B - 2.1% YoY Decline SALTY SNACKS $22.8B +4.8% YoY Growth FROZEN APPETIZERS & SNACKS $2.7B +8.0% YoY Growth Sources: SPINS L52W ended 10/31/21 Mintel April 2021 Salty Snacks CURRENT NEW 13

HIGHLIGHTS NO Investment in Marketing and Brand until 2021 14 REVENUE GROWTH ESTABLISHED BRAND STRONG RESOURCES ~$130 MILLION CASH BALANCE 1 ~315K SQ. FEET OF MANUFACTURING CAPACITY EXPECTED TO MORE THAN QUADRUPLE IN 2021 OPPORTUNITY FOR STRATEGIC M&A +49% YoY $108.9 M $162.0 Q3 YTD 2020 Q3 YTD 2021 +72% YOY $ 60.6 M $ 104.2 M (1) Approximate cash balance as of 9/30/21 LAUNCHED FIRST NATIONAL MEDIA CAMPAIGN BRANDED STORE COUNT EXPECTED TO TRIPLE IN 2021 CREATED 35 NEW PRODUCT INNOVATIONS IN 2021 SALES & MARKETING $ in millions $ in millions Q3 YTD 2020 Q3 YTD 2021

THE BRAND 15

HISTORY OF TATTOOED CHEF

STONEGATE FOODS / ITTELLA

TATTOOED CHEF

(Net sales $ in millions)

2009
CEO Sam Galletti opens Stonegate Foods and begins importing vegetables and other Italian products to be sold to national natural channel retailer

2010
Stonegate begins selling private label products to leading natural channel retailer and national discount supermarket

2014
Sarah Galletti, current CCO, joins company

2015
Stonegate becomes Ittella Int. and begins manufacturing in own facility

2017
The Tattooed Chef brand is launched and begins focusing on plant-based food products

Current Italy plant is opened

2019
Releases 12 new SKUs under the Tattooed Chef brand in the club channels

2020
Completes merger with Forum Merger II Corp; becomes public company

Changes name to Tattooed Chef

38 branded SKUs in product portfolio

2021
Acquired Foods of New Mexico and Belmont Confections[1]

Total company revenue guidance $210 - $215 million

73 branded SKUs in product portfolio



$2.1
$4.4
$10.9
$12.9
$32.5
$84.9
$148.5
$210 - $215

[1] Acquisition of Belmont Confections expected to close in December 2021

16

MEET SARAH GALLETTI TATTOOED CHEF IS NOT LIKE ANY OTHER FOOD BRAND – BECAUSE SARAH GALLETTI IS NOT LIKE ANY OTHER FOUNDER. Our unique recipes are created by our Executive Chef & Founder, Sarah Galletti, who is committed to changing how we think about plant - based eating. Sarah approaches food like no one else. She’s merged her Italian roots with the rich vibrancy of LA culture to inspire her meals; her art is her food, and her food is her art. It’s self - expression, it’s creativity, and most of all, it’s freakin ’ delicious. A true creator and visionary, Sarah followed her dream of creating a brand that changes the way we eat and help us all feel more connected to ourselves, each other, and the world we share. Source: GWI 2020 17

1,614 4,272 10,000 14,000+ 2019 2020 2021 Goal New 2021 Goal TATTOOED CHEF CONTINUE S TO EXPAND NATIONAL DISTRIBUTION 18 TOTAL STORES

TATTOOED CHEF RETAIL CUSTOMERS 1 19 1 Select retail customers shown 2020 2021 NEW IN 2021

Source: SPINS; 4 - week periods rolling annual average as of 10/31/21; Total Distribution Points Does not include untracked channels WE ARE RAPIDLY GROWING TOTAL DISTRIBUTION POINTS (TDPs) IN MEASURED CHANNELS - 50 100 150 200 250 Oct. 2020 SPAC Closed June 2020 SPAC Announcement 20

Source: SPINS; MULO; 52 - Week Retail Sales Dollars – Period ended 10/31/21 Does not include untracked channels OUR CONSUMPTION GROWTH IS BROADENING WE ARE QUICKLY DIVERSIFYING OUR CUSTOMER BASE 21 SPAC Announcement Today (Oct 2021) Club Retailer #1 Mass Retailer #2 Mass Retailer #1 Food Channel Oct 2021

MASS RETAILER CASE STUDY Source: SPINS; Retail Sales 4 - weeks ending 10/31/21; Specific Mass Retailer #1 and #2 of the Top 10 items since launch in March 2021 1 2 3 4 5 6 7 8 9 10 22 PLANT BASED FROZEN ENTREES

MASS RETAILER CASE STUDY Velocities 30%+ Above Nearest Top 10 Competitors DOLLAR VELOCITY Source: SPINS; Dollars per TDP; 4 - weeks ending 10/31/21; Specific Mass Retailer 1 2 3 4 5 6 7 8 9 10 Private Label 23 PLANT BASED FROZEN ENTREES

TATTOOED CHEF NATIONAL MEDIA CAMPAIGN • 80%+ Reach of all Plant Based Intenders – 78 million Consumers! • National TV spots plus targeted digital video and streaming • 24 top tier networks plus Hulu and Programmatic Connected TV/Streaming • Brand awareness has grown from 6% to 15% 1 INVESTMENT IN BUILDING BRAND AWARENESS 1 Milward Brown Kantar research as of August 3, 2021 24 Tattooed Chef 15 Second Spot

OUR CONSUMER 25

MEET THE PLANT BASED INTENDER (PBI) 18M People are Pescatarians & Flexitarians 27M People Aspiring & Practicing Vegetarians/Vegans 55M People Who Want to Eat Less Meat 46% Have Kids 41% Are Under 35 Years Old 1 in 3 Are Urban Dwellers PLANT BASED INTENDERS ARE THE 113M PEOPLE LOOKING TO EAT MORE PLANT BASED FOOD. Source: Global Web Index, is a leading syndicated research study of consumer behavior and attitudes and Plant Based Food Association 26 Aspiring & Practicing Vegetarians/Vegans 33M $36B The retail market for plant based foods is worth $36 billion, up from $29.5 billion in 2020 113.2M Looking to eat more plant based foods: +17% market universe growth vs. Q2 20 Plant based foo ds have grown 43% (nine times faster than total foods sales) in the past two years +9X

THE BRAND IS ATTRACTING DYNAMIC AND ENGAGING CONSUMERS 27 A wide range of food preferences - 30% are plant - based, gluten - free or lactose - free. 70% just want to eat better . MOST DIVERSE customer base in category MOST AFFLUENT (1 in 2 have income $100K+) HIGH VALUE: $180 average basket spend YOUNGER, with more active lifestyles LOOKING FOR SOLUTIONS: want help in the kitchen DISCOVERERS: They cross - shop brands and are always looking for new, innovative options PROACTIVE CONSUMERS: seeking variety and innovation Source: Numerator 52 Weeks Ending Sept 2021

THE PBI MINDSET STRETCHES ACROSS DEMOGRAPHIC SEGMENTS AGE RANGES 16 - 24: 16% / 116 25 - 34: 25% / 113 35 - 44: 17% / 102 45 - 54: 14% / 89 55 - 64: 14% / 90 65+: 14% / 88 GENDER Female: 55% Male: 45% FAMILY Single: 35% In a relationship: 10% Married: 44% Have Kids: 46% KIDS IN HH 16 - 24: 16% / 116 25 - 34: 25% / 113 35 - 44: 17% / 102 45 - 54: 14% / 89 55 - 64: 14% / 90 65+: 14% / 88 CROSS SHOPPING Target 32% / 110 Costco 21% / 107 Trader Joe’s 28% / 130 Whole Foods 28% / 143 Walmart 44% / 89 LIVING ENVIRONMENT Rural: 15% / 82 Suburban: 52% / 92 Urban: 33% / 114 US REGION North East: 19% / 104 Midwest: 20% / 91 South East: 28% / 98 South West: 9% / 97 West: 24% / 110 EDUCATION High School or Less: 15% Some College: 16% Technical/Associates: 11% Bachelor’s: 33% Source: Global Web Index 28

THE PEOPLE WHO #GIVEACROP

OPERATIONS 30

OPERATIONS OVERVIEW CAPACITY TO OVER QUADRUPLE IN 2021 Italy: • Increasing capacity to 400,000 lbs of vegetable processing per day • Vegetable gnocchi production now on - line • Increasing blending capacity California: • Additional equipment to continue increased capacity FNM – Albuquerque • R&D is underway on new plant - based items to fill capacity FNM – Karsten • Expect to commence production by the end of Q1 2022 ~315K SQ. FEET OF MANUFACTURING SPACE Italy • +100,000 square feet California: • +50,000 square feet FNM: • +118,000 square feet Ohio (Belmont) 1 : • +47,000 square feet NEW CAPABILITIES IN 2021 • Gluten free, soy free, plant - based meat production • Alternative tortillas • Snacks • Burritos, Handhelds, Quesadillas, Enchiladas, etc. • Bars 31 1 Acquisition of Belmont Confections expected to close in December 2021

PROSSEDI, ITALY BELMONT 2 FOODS OF NEW MEXICO 1 PARAMOUNT • Value - added production for numerous different packaging types and the ability to meet short timelines • Albuquerque facility currently a private label co - manufacturer producing quesadillas, burritos, and other handheld items, as well as sauces • Karsten facility expected to open by the end of Q1 2022 and will have extensive alternative tortilla capabilities • Expansion into ambient products • Private label co - manufacturer of snack bars with the ability to manufacture almost any type of bar • Co - manufacturer for some of the largest food companies in the world • Extruded and slabbed bar capabilities • Expansion into refrigerated and ambient products 1 Acquired May 2021 2 Acquisition expected to close December 2021 • Raw material supply • Vegetable production • Finished goods include bagged, value - added vegetables SCALING CAPACITY AND CAPABILITIES MANUFACTURING CAPABILITIES FOR FROZEN, REFRIGERATED AND AMBIENT PRODUCTS Private label co - manufacturing facility that will begin producing Tattooed Chef branded products in 2022 32

ANALYST DAY DECEMBER 2020 FOODS OF NEW MEXICO ACQUISITION • Acquired New Mexico Food Distributors, Inc. and Karsten Tortilla Factory, LLC (collectively referred to as “Foods of New Mexico”) in May 2021 for approximately $37.0 million in cash. • Founded in 1987 and headquartered in Albuquerque, New Mexico, Foods of New Mexico is a prepared food company that produces ready - to - eat Mexican food items for both retail and food service. Foods of New Mexico’s facility in Albuquerque currently produces Mexican foods including quesadillas, burritos, and other handheld items, as well as sauces. The second facility in Karsten is a brand new facility that will enable us to have extensive tortilla manufacturing capabilities. STRATEGIC BENEFITS DIVERSIFIES MANUFACTURING CAPABILITIES The acquisition of Foods of New Mexico allows Tattooed Chef to expand further into the $20 billion Hispanic/Southwest Food sector and beyond, including frozen, refrigerated, and ambient products. Utilizing these new capabilities, the Company expects to launch Tattooed Chef branded products in additional categories. EXPANDS PRODUCTION CAPACITY Foods of New Mexico’s two facilities total 118,000 square feet and provides Tattooed Chef additional capacity to continue to innovate. ACCELERATED EXPANSION OUTSIDE FROZEN FOOD Acquiring two existing facilities saves Tattooed Chef time and capital to move into other categories outside frozen food including snacks and other ambient products. 33

ANALYST DAY DECEMBER 2020 BELMONT CONFECTIONS ACQUISITION • Announced agreement to acquire Belmont Confections, Inc. (“Belmont”) in October 2021 for approximately $18 million in cash and stock • Based in Youngstown, Ohio, Belmont specializes in the development and manufacturing of snack bars • Transaction accelerates expansion into ambient and refrigerated products in the bar category, unlocking more shelf space and expand channel penetration beyond retail and club • The transaction is expected to close in December 2021 STRATEGIC BENEFITS DIVERSIFIES MANUFACTURING CAPABILITIES The acquisition of Belmont allows Tattooed Chef to expand further into the $10 billion global plant based bar category. Utilizing these new capabilities, the Company expects to launch Tattooed Chef branded products in additional categories. EXPANDS PRODUCTION CAPACITY Belmont’s 47,000 square foot facility in Ohio provides Tattooed Chef additional capacity to continue to innovate. ACCELERATED EXPANSION OUTSIDE FROZEN FOOD Acquiring an existing facility saves Tattooed Chef time and capital to move into other categories outside frozen food including snack bars so consumers can enjoy Tattooed Chef products at home and on - the - go. 34

FINANCIALS 35

36 Q3 YTD 2020 Q3 YTD 2021 Revenue $108.9 $162.0 Gross Profit $17.3 $21.7 Gross Margin 15.9% 13.4% Adjusted EBITDA $10.2 ($14.7) FINANCIAL PERFORMANCE • Driven by the growth in Tattooed Chef Branded product, revenue increased 49% year - over - year. • Gross profit of $21.7 million due to higher revenue. Gross margin declined due to: ─ Infrastructure to support current and expected growth in operations ─ Increased raw materials, packaging, freight and container costs due to inflation • We anticipate improved gross margins in 2022 and beyond. ─ Leverage of fixed costs on higher volume ─ Benefit of new equipment to enhance operating efficiencies ─ Product and channel mix • Adjusted EBITDA decreased to a loss of $14.7 million primarily due to public company accounting costs that were not present during the 2020 period, as well as significant increases in promotional expenses, marketing expenses, professional services, and freight and container costs. • Added 25 - 30 employees post - SPAC merger to support and assist in the growth of the company. ($ in millions)

$52.7 $50.7 $58.8 $33.2 $34.8 $41.0 $39.6 $17.0 $16.3 $24.8 $26.8 Q1 Q2 Q3 Q4 REVENUE 2021 2020 2019 $36.0 $33.1 $35.3 $17.6 $20.4 $22.6 $23.9 $1.7 $1.9 $5.8 $8.8 Q1 Q2 Q3 Q4 TATTOOED CHEF BRANDED SALES 2021 2020 2019 37 ($ in millions) ($ in millions) • Revenue in the third quarter of 2021 was $58.8 million, a 44% increase compared to the third quarter of 2020 • Branded sales increased 56% in the third quarter of 2021 to $35.3 million • The increase in Tattooed Chef branded products resulted from expansion in the number of U.S. distribution points, as well as increased volume at existing retail customers with our current portfolio of products and new product introductions STRONG SALES MOMENTUM

• Revenue growth of 41% to 45% in 2021 is expected to be driven by: ─ Planned/committed penetration of successful products in the club channel ─ Expansion of new products in club channel ─ Continued and energized success in the mass channel ─ Distribution in grocery/conventional retail ─ ~$20 million from one of the two facilities included in the Foods of New Mexico acquisition • In 2021, we are investing over $15 million in marketing to grow Tattooed Chef brand awareness 38 REVENUE BRIDGE ($ in millions) $148.5 $41.5 - $46.5 ~$20 $210 - $215 +41% - 45% YoY

2021 OUTLOOK 39 Revenue $210 – $215 million Gross Margin 12% – 14% Adjusted EBITDA ($18) – ($20) million Capital Expenditures $15 – $20 million

APPENDIX

ADJUSTED EBITDA RECONCILIATION 41 Nine Months Ended September 30, (in thousands) 2021 2020 Net (loss) income $ (70,095) $ 3,462 Interest 159 569 Income tax (benefit) expense 44,255 1,776 Depreciation and amortization 2,514 693 EBITDA (23,167) 6,500 Adjustments Stock compensation expense 4,344 - Loss (gain) on foreign currency forward contracts 2,655 (1,113) Loss (gain) on warrant remeasurement (167) - Acquisition expenses 1,007 - UMB ATM transaction 148 - Nonrecurring transaction expenses - 4,770 Dispute resolution and related fees 465 - Total Adjustments 8,452 3,657 Adjusted EBITDA $ (14,715) $ 10,157